Listing Report:Supplement No. 77 dated Aug 28, 2011 to Prospectus dated Jul 14, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 14, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 14, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 491400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	22.99%	Borrower rate/APR:	23.99% / 27.47%	Monthly payment:	$313.82

Lender servicing fee:	1.00%	Effective Yield*:	22.43%
		Estimated return*:	12.43%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2002	Debt/Income ratio:	31%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,177	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	cheeseonrice	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	58 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,802.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2009) 580-599 (Feb-2008) 520-539 (Jun-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	58
Description
Proven prosper borrower vehicle.
Purpose of loan:
Purchase a truck to replace current car. I currently am driving my motorcycle just about every day, so I would like to sell my Honda Civic SI and get a cheaper truck. This loan will fill the gap in my current loan on the Civic, and purchase a cheaper vehicle.

My financial situation:
I have had 3 loans already with prosper, all three are completely paid (and early I might add). I have a proven record to show that there will be a return on this loan. I currently work as a Software Engineer and have been at my current job for 3 years.

Monthly net income: $5166 ($3800 after tax/med. ins.)
Monthly expenses: $300
Housing: $1850 (I own a duplex, with a lease that was just signed for the next 22 months, with an income of $1300, bringing my housing down to $550)
Insurance: $100
Car expenses: $150
Utilities: $100
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	17.00%
Term:	36 months

Lender yield:	30.25%	Borrower rate/APR:	31.25% / 34.89%	Monthly payment:	$172.56

Lender servicing fee:	1.00%	Effective Yield*:	28.48%
		Estimated return*:	11.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Apr-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	16y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,175	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	gotnickcom	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	600-619 (Apr-2007)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
My personal loan for my business
Purpose of loan: To add a portable photo booth business to our entertainment company.
This loan will be used to...Market our company to event venues via direct mail, print advertising, web advertising, and through the creation of our website.

My financial situation: Solid
I am a good candidate for this loan because...We have obtained and successfully paid off a Prosper loan for our business in the past.

Monthly net income: $5,100
Monthly expenses: $2,556
Housing: $848
Insurance: $0
Car expenses: $308
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $400
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$11,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$285.29

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2004	Debt/Income ratio:	16%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,782	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	wise-hopeful-credit	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a small business.
Purpose of loan:
This loan is the last amount needed to start a small business. I am personally investing $14,000. A thorough business plan has been created and available if requested. This is a small retail business. By helping me with this loan, you will be helping me realize a long time dream. All interest is very appreciated!

My financial situation:
In the past 10 years I have not defaulted on any loan payments and have consistently paid all debts in full (in most situations, early) . I still plan to work my full time job (Airline Station Manager) while operating this business.

Monthly net income: $4,000
Monthly expenses: $
Housing: $450.00
Insurance: $95
Car expenses: $267
Utilities: $200
Phone, cable, internet: $110
Food, entertainment: $250
Clothing, household expenses: $variable - no more than $300 / month
Credit cards and other loans: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1989	Debt/Income ratio:	27%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	17y 10m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,774	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	favorable-payment8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Spirit
Purpose of loan:
This loan will be used to... catholic school supplies & home improvement & bills

My financial situation:
I am a good candidate for this loan because... I have a steady income for 19 years with the same employer & have been consistent & on time with other payments that I have. In addition, I have tenants that pay a monthly rent of $2,000

Monthly net income: $ 5000
Monthly expenses: $4000
Housing: $ I am a cosigner for my mother's home but do not pay on that home because I live @ 102 Hunter Ave Yonkers, NY & do not pay rent or mortgage. My husband pays the mortgage
Insurance: $0
Car expenses: $0 because I have a company car
Utilities: $ 400
Phone, cable, internet: $160
Food, entertainment: $ 500
Clothing, household expenses: $ 400
Credit cards and other loans: $2500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$163.28

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1989	Debt/Income ratio:	50%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 12	Length of status:	1y 3m
Amount delinquent:	$89	Total credit lines:	21	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,149	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	receptive-principal4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving help!
Purpose of loan: Moving

This loan will be used to... pay for security deposit, first month/last month rent. As well as a small deposit for our cat.

My financial situation: Secure (with two incomes) but my fiance's company does not have a long term future. We need to move to PA for him to accept a position with a company he has wanted to work for the past 3 years but had no openings.

I am a good candidate for this loan because..we are hard working, and we need a solid and steady future.

Monthly net income: $4500.00 (both of our income)
Monthly expenses: $500.00
Housing: $750.00 (the rent for a new place)
Insurance: $200.00
Car expenses: $200.00
Utilities: $75.00
Phone, cable, internet: $250.00 (paying for phones for us, family, and our tv/internet)
Food, entertainment: $50.00 (he takes me out once a month for dinner) and $150.00 for groceries.
Clothing, household expenses: $75.00
Credit cards and other loans: $300.00
Other expenses: $100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$256.56

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1997	Debt/Income ratio:	16%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,971	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	52%
		Homeownership:	No
Screen name:	operationmillionaire	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	760-779 (Latest)
Principal borrowed:	$14,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Purchase of a dependable vehicle
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$542.21

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1992	Debt/Income ratio:	22%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$402	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	peso-quest311	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping a mom
Purpose of loan:
This loan will be used to...Consolidate

My financial situation:
I am a good candidate for this loan because.... I want to show my children that I am a resposible parent and to set a good example.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$73.30

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1974	Debt/Income ratio:	55%
Credit score:	780-799 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,196	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	independent-credit43325	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	780-799 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	800-819 (Jan-2011)
Principal balance:	$1,742.49	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Graduate School Help
Purpose of loan:
This loan will be used to...buy books and register for classes. Starting graduate school.

My financial situation:
I am a good candidate for this loan because...I have made every payment of my previous loan.

Monthly net income: $2000
Monthly expenses: $1200
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$593.44

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,053	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	spiritual-p2ploan5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to payoff credit card debt.

My financial situation:
I am a good candidate for this loan because I have limited debt and have always paid all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$326.55

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1997	Debt/Income ratio:	27%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	11 / 9	Length of status:	0y 7m
Amount delinquent:	$209	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$2,762	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	82%
		Homeownership:	No
Screen name:	finance-zenith	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
flowerspirited
Purpose of loan:
This loan will be used to pay off credit card debt and medical bills

My financial situation:
I am a good candidate for this loan because I want to not feel the pressure of paying a number of bills each month; trying to have one payment only

Monthly net income: $1600
Monthly expenses: $750
Housing: $400
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $250
Food, entertainment: $200
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1998	Debt/Income ratio:	32%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,389	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	receptive-revenue2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Snive24
Purpose of loan:
This loan will be used to... pay down debt

My financial situation:
I am a good candidate for this loan because... always pid my bills on time

Monthly net income: $3000
Monthly expenses: $0
Housing: $1120
Insurance: $included in house loan
Car expenses: $370
Utilities: $125
Phone, cable, internet: $50
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$90.37

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 2	Length of status:	0y 8m
Amount delinquent:	$4,323	Total credit lines:	26	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$47,396	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	benevolent-exchange8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need pay some bills off
Purpose of loan: bills
This loan will be used to...pay off hospital payday loans,and other small misilaniuse bills

My financial situation: tight cause i had to take paydloans and they hurting me paying em off but intrest is killing me.if i can get ride of em and take rest to pay hospital off i will have the money easy to pay this loan back before times up.
I am a good candidate for this loan because...just need a little help made a mistake payday loans killed me now i cant get ride of em less i pay it all off at one time,i will pay you all your money back with in a year.

Monthly net income: $1400
Monthly expenses: $600
Housing: $600 month
Insurance: $250 every 6 months car ins i rent from mother
Car expenses: $0
Utilities: $0
Phone, cable, internet: $120
Food, entertainment: $100
Clothing, household expenses: $100 every few months .
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-2001	Debt/Income ratio:	36%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,141	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	shiny-dough6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
gym
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3600
Monthly expenses: $800
Housing: $0
Insurance: $0
Car expenses: $670
Utilities: $0
Phone, cable, internet: $200
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	new-influential-truth	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
robins8j best design
Purpose of loan:
This loan will be used to... help build a growing web base company. And increase it's. Monthly income. By 4,000 dollars

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $0
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$479.33

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	26y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,280	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	balance-cedar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
almonds
Purpose of loan: I need someone to believe in me
This loan will be used to...I have a almond shaking business . I can make 35000 in 2 months . I got hit a little hard on some other bills , just need a bump (help)

My financial situation: Right now is not great thats why I need some cash flow
I am a good candidate for this loan because...Because I well pay back the loan . I am a farmer so right now I dont have much of monthly income , But I do have crops coming off within a month I well make $60000+ on crops and $35000 on shaking

Monthly net income: $
Monthly expenses: $1800
Housing: $
Insurance: $
Car expenses: $
Utilities: $300
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $ 450
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$542.21

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2003	Debt/Income ratio:	18%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,105	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	penny-rascal7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt free by 2014!!
Purpose of loan:
This loan will be used to consolidate my revolving credit accounts for easier management and quicker repayment. I am 3 years married and would like to be debt free before having a baby,

My financial situation:
I am a good candidate for this loan because my credit history is long standing, impeccable and I have always paid my debts. Got a little deep in debt because had to replace the boiler last winter for a more efficient one.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,400.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,080	Estimated loss*:	11.20%
Term:	12 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 34.11%	Monthly payment:	$418.17

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	12.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1992	Debt/Income ratio:	28%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,436	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	established-durability3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Recover from unexpected expenses
Purpose of loan: Recover from unexpected expenses.

My financial situation: Good income and career stabilty. Solid payment history.

Monthly net income: $7316
Monthly expenses: $4727

Housing: $1247
Insurance: $118
Car expenses: $467
Utilities: $285
Phone, cable, internet: $210
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $1800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$326.56

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1979	Debt/Income ratio:	27%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	15 / 12	Length of status:	1y 6m
Amount delinquent:	$572	Total credit lines:	42	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,275	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	majestic-vigilance0	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Manager
Purpose of loan: consolidate bills
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4000
Monthly expenses: $
Housing: $1060
Insurance: $180
Car expenses: $0
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $500
Clothing, household expenses: $?
Credit cards and other loans: $250
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$253.03

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1983	Debt/Income ratio:	14%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	7y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$58,590	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	ingenious-transaction7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LCW Principal
Purpose of loan:
This loan will be used to...provide short term working capital for LCW Engineering Inc.

My financial situation:
I am a good candidate for this loan because...LCW Engineering Inc just received two new contracts for civil engineering design and we expect two more executed contracts from Georgia DOT any day now. We need this as a bridge loan for working capital until we get paid on these contracts, which takes 30 to 60 days.

Monthly net income: $6800
Monthly expenses: $3100
Housing: $900
Insurance: $150
Car expenses: $250
Utilities: $300
Phone, cable, internet: $220
Food, entertainment: $350
Clothing, household expenses: $200
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$387.79

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1994	Debt/Income ratio:	16%
Credit score:	640-659 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	10 / 8	Length of status:	14y 1m
Amount delinquent:	$13,102	Total credit lines:	31	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,684	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	mickthequick	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start with a clean slate
Purpose of loan:
This loan will be used to...consolidate unsecured debt and pay off family personel loans

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$719.00

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	3y 6m
Amount delinquent:	$284	Total credit lines:	15	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,018	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	11%
		Homeownership:	No
Screen name:	poetic-deal3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Consultants seeking clients
Purpose of loan: Professional promotional video production
This loan will be used to...produce a promo video that will be emailed to potential clients and referral partners such as real estate agents, mortgage companies, car dealerships, etc.

My financial situation: I have built a steady cash flow from new clients from word of mouth referrals. A promo video showing what we do will boost business tremendously!
I am a good candidate for this loan because...being in the credit consulting business I understand the importance of having and maintaining good credit.

Monthly net income: $6000
Monthly expenses: $750
Housing: $1275
Insurance: $80
Car expenses: $400
Utilities: $250
Phone, cable, internet: $120
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $250
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1998	Debt/Income ratio:	31%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	12y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,608	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	Yes
Screen name:	respectful-trade22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
education purpose
Purpose of loan:
This loan will be used to.. .education

My financial situation:
I am a good candidate for this loan because...i have good credit and a reliable job, where i have worked for 12 years, i am also a returning Afghanistan veteran, and whereas the government does assist me with my education they do not pay the entire amount, leaving me with a balance. i am not late on any of my bills and believe in paying my bills ontime and often pay off my loan early.

Monthly net income: $4700.00
Monthly expenses: $
Housing: $1019.00
Insurance: $185.00
Car expenses: $265.00
Utilities: $175.00
Phone, cable, internet: $125.00
Food, entertainment: $250.00
Clothing, household expenses: $
Credit cards and other loans: $175.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1981	Debt/Income ratio:	156%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	11 / 8	Length of status:	18y 4m
Amount delinquent:	$900	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,129	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	No
Screen name:	asset-taxi5	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for medical bills
Purpose of loan:
This loan will be used to...pay my medical bills

My financial situation:
I am a good candidate for this loan because...I am retired with my husband but our income is $3450.00 per month between pensions and Social Security benefits. I have a long history of credit and pay bills on time.

Monthly net income:
Monthly expenses:
Housing: $670 rent
Insurance: $150
Car expenses: $250 (will be paid off in November)
Utilities: $100
Phone, cable, internet: $120
Food, entertainment: $600
Clothing, household expenses: $50
Credit cards and other loans: $180
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524259
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1997	Debt/Income ratio:	11%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 2	Length of status:	12y 0m
Amount delinquent:	$1,723	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	ore-caramel	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Plan
Purpose of loan:
This loan will be used to...pay Guidant Finance to Roll Over my 401k funds to a Corparate Fund to start a franchise

My financial situation:
I am a good candidate for this loan because I will have the funds to repay available with in the year

Monthly net income: $2800
Monthly expenses: $180
Housing: $655
Insurance: $175
Car expenses: $0
Utilities: $80
Phone, cable, internet: $89
Food, entertainment: $125
Clothing, household expenses: $125
Credit cards and other loans: $00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1992	Debt/Income ratio:	13%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,970	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	TX2CADreamin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting back on track
Purpose of loan:
This loan will be used to consolidate and pay off high interest rate debt.

2 years ago I became unemployed and my husband was unemployed shortly thereafter. Although we both have solid jobs, in order to maintain our good credit ratings, we incurred a lot of debt which unfortunately was at a high interest rate.

We were forced to move out of state and did not make much off of the sale of our home.

We both make good money and honor our credit obligations. Unfortunately we are shelling out more than we bring in and as a result have very little left after pay day.

Consolidating and lowering our monthly payments would greatly help get to a more liberated and free state.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$259.35

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1977	Debt/Income ratio:	7%
Credit score:	660-679 (Jul-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$261	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	24	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	zakinfla	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expanding
The negative details on my report are due to a personal bankruptcy that is now many years old. I have been current with every bill for the last 4 years, and have no intention of changing that anytime soon.

Purpose of loan:

This loan will be used to purchase stock for my business. Currently we special order everything, and I am going to increase sales by stocking some items as well.

My financial situation:

I am single and have no dependants. My home and car cost me $0, and my only credit card debt is paid off every month, as I use it to keep track of expenses and continue to build my credit.

I expect to pay this loan back in full within 6-12 months, as the increase in profit will be more than enough to pay this back in the near future.

Monthly net income: $3500
Monthly expenses: $1440
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,298	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	first-glowing-listing	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because... i have a very good credit score and am in 0 debt

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$366.51

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Feb-1994	Debt/Income ratio:	17%
Credit score:	780-799 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 22	Length of status:	17y 9m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$45,554	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	global2007	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	780-799 (Latest)
Principal borrowed:	$6,001.00	< 31 days late:	1 ( 3% )	740-759 (Feb-2010) 740-759 (Jan-2010) 720-739 (Nov-2007) 760-779 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Business Loan
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1994	Debt/Income ratio:	30%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$127,011	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	piccolo117	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Social Lending Request
Purpose of loan:
This loan will be used to...
Payoff and cancel a high interest credit card with Bank of America.

My financial situation:
I am a good candidate for this loan because...
I am an excellent candidate because I have always paid my debts in full and on time. I have a good stable job as an Occupational Therapist and have been with my current employer for about seven years. Additionally, I own my home and have been in the same residence for over 15 years. I am very stable, trustworthy, and honest.

Monthly net income: $ 3500.00
Monthly expenses: $ 2250.00 Total (see below for itemized list)
Housing: $300.00
Insurance: $ 150.00
Car expenses: $ 260.00
Utilities: $400.00
Phone, cable, internet: $280.00
Food, entertainment: $300.00
Clothing, household expenses: $ 150.00
Credit cards and other loans: $ 250.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	13.90%	Borrower rate/APR:	14.90% / 16.29%	Monthly payment:	$261.11

Lender servicing fee:	1.00%	Effective Yield*:	13.85%
		Estimated return*:	10.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-2006	Debt/Income ratio:	9%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,753	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	workhorse879	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to... car, and some purchases

My financial situation:
I am a good candidate for this loan because...

i have a great income, very little debt and have always paid my bills.I have never defulted on anything. This is a great opportunity to improve my credit rating as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$259.35

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1997	Debt/Income ratio:	10%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	1y 8m
Amount delinquent:	$12,022	Total credit lines:	35	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$797	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	peace-shooter3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal/Medical Loan
Purpose of loan:
This loan will be used to... offset my wife's temporary loss of income due to illness and subsequent medical bills.

My financial situation:
I am a good candidate for this loan because..I have strong and regular income. I went through bankruptcy two years ago and all delinquencies were charged off. Prudent use of credit and paying on time, every time, has rebuilt my score to just under 700. A loan from Prosper will be paid off with the same diligence.

Monthly net income: $ 5800
Monthly expenses: $ 4710
Housing: $2300
Insurance: $175
Car expenses: $560
Utilities: $ 400
Phone, cable, internet: $ 200
Food, entertainment: $950
Clothing, household expenses: $varies
Credit cards and other loans: $ 125
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	2.60%
Term:	36 months

Lender yield:	9.29%	Borrower rate/APR:	10.29% / 12.40%	Monthly payment:	$307.83

Lender servicing fee:	1.00%	Effective Yield*:	9.26%
		Estimated return*:	6.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-2006	Debt/Income ratio:	15%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,209	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	HVSPax	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2010) 620-639 (Oct-2007)
Principal balance:	$0.92	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Credit Card and Debt Consolidation
Purpose of loan:
Be able to save more by consolidating all of my unsecured debt to have just one payment at a lower interest rate. I am hoping this will also help me get debt free sooner.

My financial situation:
I am a good candidate for this loan because I have a good job in a profession that remains high in demand. I work as a traveling Physical Therapist. I have been very conscentious of paying all of my debts on time. My takehome net pay every week is at least $1750 ($7000 per month for a 4 week month).

My fixed monthly expenses are:
$3000 - Family support abroad
$ 373 - Car
$ 200 - Personal Loan
$ 900 - Card Payments (x 4 cards)
$1100 - Rent/Housing
$ 360 - Utilities
$ 180 - Cell
$ 100 - Savings
$ 100 - Auto Ins
$ 400 - Grcies
$ 300 - Prsnl Exp

Current Debt as of Aug 28 (with APR) are as follows:
VISA 1- $4078.67 @22.24%
VISA 2- $1572.93 @29.99%
MasterCard- $2379.46 @22.9%
Personal Loan- $1300.32@23.17%
Gas Card-$149.41@24.99%
Information in the Description is not verified.